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                                                                      Exhibit 16

                                POWER OF ATTORNEY

            I, Brian M. Storms, President (Chief Executive Officer) of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack
W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President (Chief Executive Officer) of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                     TITLE                       DATE
                                   President
/s/ Brian M. Storms          (Chief Executive Officer)     September 25, 2001
-------------------
Brian M. Storms


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                                POWER OF ATTORNEY

            I, E. Garrett Bewkes, Jr., Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ E. Garrett Bewkes, Jr.         Trustee              September 20, 2001
--------------------------
E. Garrett Bewkes, Jr.


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                                POWER OF ATTORNEY

            I, Margo N. Alexander, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Margo N. Alexander             Trustee               September 20, 2001
----------------------
Margo N. Alexander


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                                POWER OF ATTORNEY

            I, Richard Q. Armstrong, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Richard Q. Armstrong           Trustee               September 20, 2001
------------------------
Richard Q. Armstrong


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                                POWER OF ATTORNEY

            I, David J. Beaubien, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ David J. Beaubien              Trustee               September 20, 2001
---------------------
David J. Beaubien


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                                POWER OF ATTORNEY

            I, Richard R. Burt, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Richard R. Burt                Trustee               September 20, 2001
-------------------
Richard R. Burt


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                                POWER OF ATTORNEY

            I, Meyer Feldberg, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Meyer Feldberg                 Trustee              September 20, 2001
------------------
Meyer Feldberg


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                                POWER OF ATTORNEY

            I, George W. Gowen, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ George W. Gowen                Trustee               September 20, 2001
-------------------
George W. Gowen


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                                POWER OF ATTORNEY

            I, William W. Hewitt, Jr., Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ William W. Hewitt, Jr.         Trustee               September 20, 2001
--------------------------
William W. Hewitt, Jr.


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                                POWER OF ATTORNEY

            I, Morton L. Janklow, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Morton L. Janklow              Trustee               September 20, 2001
---------------------
Morton L. Janklow


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                                POWER OF ATTORNEY

            I, Carl W. Schafer, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ Carl W. Schafer                Trustee               September 20, 2001
-------------------
Carl W. Schafer


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                                POWER OF ATTORNEY

            I, William D. White, Trustee of Brinson Index Trust, Brinson Investment Trust, Brinson Managed Investments Trust, Brinson Money Series, Brinson Securities Trust, Brinson Series Trust, Liquid Institutional Reserves, PaineWebber PACE Select Advisors Trust, UBS PaineWebber Managed Municipal Trust and UBS PaineWebber Municipal Money Market Series (each a "Trust"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan
S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trust, any amendments to the current registration statement of the Trust on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments to registration and other instruments.

       SIGNATURE                    TITLE                      DATE

/s/ William D. White               Trustee               September 20, 2001
--------------------
William D. White